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                                                                  Exhibit 10.12

                                 LEASE AGREEMENT


   THIS LEASE, made this 28th day of January, 2000 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended hereinafter called Landlord, and CIPHERGEN BIOSYSTEMS, INC., a California corporation, hereinafter called Tenant.

                                   WITNESSETH:

   Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

A portion of that certain 60,720 PLUS OR MINUS square foot, one-story building located at 6607 Dumbarton Circle, Suite 200, Fremont, California 94555, consisting of approximately 30,232 PLUS OR MINUS square feet of space. Said Premises is more particularly shown within the area outlined in Red on EXHIBIT A attached hereto. The entire parcel, of which the Premises is a part, is shown within the area outlined in Green on EXHIBIT A attached. The Premises shall be constructed by Landlord as set forth in the related Construction Agreement of even date herewith. The improved interior configuration is shown in Red on EXHIBIT B to be attached hereto.

   The word "Premises" as used throughout this lease is hereby defined to include the nonexclusive use of landscaped areas, sidewalks and driveways in front of or adjacent to the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The gross leasable area of the building shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas.

   Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, laboratory, research and development, storage and other uses necessary for Tenant to conduct Tenant's business, provided that such uses shall be in accordance with all applicable governmental laws and ordinances, and for no other purpose. Tenant shall not do or permit be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises. Landlord has provided a copy of said CC&R's to Tenant.

2. TERM*
   A. The term of this Lease shall be for a period of EIGHT (8) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1st day of April , 2000 and end on the 31st day of March, 2008.

   B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence when the first of the following occurs:

     (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed;
or
     (b) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

     (c) When the Tenant Improvements have been substantially completed for Tenant's use and occupancy, in accordance and compliance with Exhibit B of this Lease Agreement; or

     (d) As otherwise agreed in writing.

* It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent rate scheduled for the projected commencement date as shown in Paragraph 39.

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3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2B, above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 90 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

4. RENT

   A. BASIC RENT. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of EIGHT MILLION TWO HUNDRED SEVENTY ONE THOUSAND FOUR HUNDRED SEVENTY FIVE AND 20/100 Dollars ($ 8,271,475.20) in lawful money of the United States of America, payable as follows:

       See Paragraph 39 for Basic Rent Schedule

   B. TIME FOR PAYMENT. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

   C. LATE CHARGE. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten percent (10%) of each rental payment so in default.

   D. ADDITIONAL RENT. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

     (a) All Taxes relating to the Premises as set forth in Paragraph 9, and

     (b) All insurance premiums and deductibles relating to the Premises, as set forth in Paragraph 12, and

     (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent, and

     (d) all prorated costs and expenses related to the Ardenwood Property Owners' Association as set forth in Paragraph 53.

     The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's pro rata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 120 days of the end of each calendar year or more frequently if Landlord elects to do so at Landlord's sole and absolute discretion as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord crediting to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

   The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

   E. FIXED MANAGEMENT FEE. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to 3% of the Basic Rent due for each month during the Lease Term.

   F. PLACE OF PAYMENT OF RENT AND ADDITIONAL RENT. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, File 1504, Box 60000, San Francisco, CA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

   G. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of ONE HUNDRED NINETY THREE THOUSAND FOUR HUNDRED EIGHTY FOUR AND 80/100 Dollars ($ 193,484.80). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for


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any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. ACCEPTANCE AND SURRENDER OF PREMISES By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the air conditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

6. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, airconditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

7. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the non-common areas of the Premises (such as water and drain lines, sinks), electrical systems within the non-common areas of the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls within the non-common areas of the Premises (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

9. TAXES

   A. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property Taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (1) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including


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reasonable attorneys' fees) Incurred by Landlord in reasonably contesting any
Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources. The term "Real Estate Taxes" shall also include supplemental taxes related to the period of Tenant's Lease Term whenever levied, including any such taxes that may be levied after the Lease Term has expired.

   B. TAXES ON TENANT'S PROPERTY Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

10. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

11. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

   Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

12. PROPERTY INSURANCE Landlord shall purchase and keep in force, and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the deductibles on insurance claims and the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.

   Landlord and Tenant do each hereby respectively release the other, to the extent of the insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

13. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord its agents, servants, employees, invitees, or contractors. Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

14. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises.

15. LIENS Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

16. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord shall require that (i) the sublease be a triple net sublease and that the basic rent due under any such sublease be no less than the then current market rate with annual increases at the then prevailing market rate, and (ii) Tenant to pay Landlord, as Additional Rent, all rents and/or additional consideration due Tenant from its assignees, transferees, or subtenants in excess of the Rent payable by Tenant to Landlord hereunder for the assigned, transferred and/or subleased space ("Excess Rent"). Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee from presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 16. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written

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consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord XXX. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, by assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord shall require Tenant to pay all expenses in connection with the assignment, and Landlord shall require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease. Notwithstanding the above, in no event will Landlord consent to a sub-sublease.

17. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

18. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

19. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

   Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

   Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

   The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of the written notice from Landlord within which to cure any other default under this Lease. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

         (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

         (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

         (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

         (d) To the extent permitted by law, the right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other that rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorney's fees, and any real estate commissions actually paid, and the costs of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

         (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d, above.

20. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease, and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental

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damage and destruction caused from vandalism and accident for which Tenant is responsible under Paragraph 7, Landlord may, at its option:

      (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

      (b) Terminate this Lease. (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost)

   If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense except for any deductible, which is the responsibility of Tenant, promptly to rebuild or restore the Premises to their condition prior to the damages or destruction. Tenant shall be entitled to a reduction in rent from the date of such damage or destruction, provided Tenant is not using any portion of such damaged area, while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord, Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

   Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

   In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. Notwithstanding anything to the contrary herein, Landlord may terminate this Lease in the event of an uninsured event or if insurance proceeds are insufficient to cover one hundred percent of the rebuilding costs net of the deductible

22. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded to Tenant for loss of business, Tenant's personal property, moving cost or loss of good will, shall be and remain the property of Tenant.

   If any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty
(60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

   In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

   If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

23. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

24. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

25. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

26. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than ten
(10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, and any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

27. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

28. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder and such failure shall continue for five (5) days after written notice by Landlord, or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for thirty (30) days after written notice thereof by Landlord. Landlord, without waiving or releasing Tenant from any obligations of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant in the case of failure by Tenant in the payment of rent hereunder.

29. ATTORNEY'S FEES.

   A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees,

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incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

   (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such wavering party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

31. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices demands, requests, advices or designations by Tenant to Landlord shall be sent by the United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at Peery/Arrillaga, 2560 Mission College Blvd., Suite 101, Santa Clara, CA 95054 Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

32. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

33. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

34. CORPORATE AUTHORITY If Tenant is a corporation, (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

36. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:
         (a) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
         (b) no partner of Landlord shall be sued or named as party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
         (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
         (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
         (e)      no judgement will be taken against any partner of Landlord;
         (f) any judgement taken against any partner of Landlord may be vacated and set aside at any time without hearing;
         (g) no writ of execution will ever be levied against the assets of any partner of Landlord;
         (h) these covenants and agreements are enforceable by both Landlord and also by any partner of Landlord.
   Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

37. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

   All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

   Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

38. MISCELLANEOUS AND GENERAL PROVISIONS

   A. USE OF BUILDING NAME. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

                                            Initials: [Illegible]
                                                     ______________
                                            Initials:
                                                     ______________

   B. CHOICE OF LAW; SEVERABILITY. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

   C. DEFINITION OF TERMS. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

   The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provisions hereof.

   D. TIME OF ESSENCE. Time is of the essence of this Lease and of each and all of its provisions.

   E. QUITCLAIM. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

   F. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This instrument along with any exhibit and attachments hereto constitutes the agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

   G. RECORDING. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

   H. AMENDMENTS FOR FINANCING. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

   I. ADDITIONAL PARAGRAPHS. Paragraphs 39 through 53 are added hereto and are included as a part of this Lease.

   J. CLAUSES, PLATS, AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

   K. DIMINUTION OF LIGHT, AIR OR VIEW. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord or Tenant.

   IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.


LANDLORD:                                      TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST                CIPHERGEN BIOSYSTEMS, INC.,
                                               a California corporation

By                                              By   /s/ James H. Stanford
  ---------------------------------------         ----------------------------
   John Arrillaga, Trustee                          James H. Stanford, Vice
                                                    President and Chief
                                                    Financial Officer

Date:
     ------------------------------------
                                               Date: February 3, 2000
                                                    --------------------------

RICHARD T. PEERY SEPARATE PROPERTY TRUST


By
   --------------------------------------
   Richard T. Peery, Trustee

Date:
     ------------------------------------

                                            Initials: [Illegible]
                                                     ______________
                                            Initials:
                                                     ______________

Paragraphs 39 through 53 to Lease Agreement dated January 28, 2000, By and Between the John Arrillaga Survivor's Trust and the Richard T. Peery Separate Property Trust, as Landlord, and CIPHERGEN BIOSYSTEMS, INC., A CALIFORNIA CORPORATION, as Tenant for 30,232 PLUS OR MINUS Square Feet of Space Located at 6607 Dumbarton Circle, Suite 200, Fremont, California.

39. BASIC RENT: In accordance with Paragraph 4A herein, the total aggregate sum of EIGHT MILLION TWO HUNDRED SEVENTY ONE THOUSAND FOUR HUNDRED SEVENTY FIVE AND 20/100 DOLLARS ($8,271,475.20), shall be payable as follows:

         On April 1, 2000, the sum of SEVENTY FIVE THOUSAND FIVE HUNDRED EIGHTY AND NO/100 DOLLARS ($75,580.00) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2001.

         On April 1, 2001, the sum of SEVENTY EIGHT THOUSAND SIX HUNDRED THREE AND 20/100 DOLLARS ($78,603.20) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2002.

         On April 1, 2002, the sum of EIGHTY ONE THOUSAND SIX HUNDRED TWENTY SIX AND 40/100 DOLLARS ($81,626.40) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2003.

         On April 1, 2003, the sum of EIGHTY FOUR THOUSAND SIX HUNDRED FORTY NINE AND 60/100 DOLLARS ($84,649.60) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2004.

         On April 1, 2004, the sum of EIGHTY SEVEN THOUSAND SIX HUNDRED SEVENTY TWO AND 80/100 DOLLARS ($87,672.80) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2005.

         On April 1, 2005, the sum of NINETY THOUSAND SIX HUNDRED NINETY SIX AND NO/100 DOLLARS ($90,696.00) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2006.

         On April 1, 2006, the sum of NINETY THREE THOUSAND SEVEN HUNDRED NINETEEN AND 20/100 DOLLARS ($93,719.20) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2007.

         On April 1, 2007, the sum of NINETY SIX THOUSAND SEVEN HUNDRED FORTY TWO AND 40/100 DOLLARS ($96,742.40) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2008; or until the entire aggregate sum of EIGHT MILLION TWO HUNDRED SEVENTY ONE THOUSAND FOUR HUNDRED SEVENTY FIVE AND 20/100 DOLLARS ($8,271,475.20) has been paid.

40. "AS-IS" BASIS: Subject only to the Construction Agreement of even date herewith and to Landlord making the improvements shown on EXHIBIT B to be attached hereto, it is hereby agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on EXHIBIT B to be attached hereto, and by reference made a part hereof. Except as noted within said Construction Agreement, it is specifically agreed between the parties that after Landlord makes the interior improvements as shown on EXHIBIT B, Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or thereafter, throughout the Term of this Lease. Notwithstanding anything to the contrary within this Lease, Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

41. RULES AND REGULATIONS AND COMMON AREA: Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel/Building in which the premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel/Building in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Parcel/Building. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Parcel/Building of any of said Rules and Regulations.

Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

42. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED: As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Parcel including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance and replacement of landscaped areas, lakes, parking lots and paved areas (including repairs, replacement, resealing and restriping), sidewalks, driveways, maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including structural and common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), structural elements and exterior surfaces of the building; store fronts, roof, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators (if any); license, permit and inspection fees; security, supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

"Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges, expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries.

43. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED: As Additional Rent and in accordance with Paragraph 4D of this Lease Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, (telephone, telex and other electronic communications service, if applicable) sewer service, waste pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it, Landlord shall furnish to the Premises between the hours of 8:00 a.m. and 6:00 p.m., Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Common Area hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and air-conditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the air-conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or air-conditioning usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. If Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

44. PARKING: Tenant shall have the right to the nonexclusive use of one hundred seventeen (117) parking spaces in the common parking area of the building. Tenant agrees that Tenant, Tenant's employees, agents, representatives, and/or invitees shall not use parking spaces in excess of said 117 parking spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking area of the building in the event of a dispute among the tenants occupying the building referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading area so as to interfere in any way with the use of such areas, nor shall Tenant, at any time, park or permit the parking of Tenant's trucks and other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common areas not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the building. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parking in any area other than that designated. Tenant hereby authorizes Landlord, at Tenant's sole expense, to tow away from the building any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking area for vehicle parking only and shall not use the parking areas for storage.

45. ASSESSMENT CREDITS: The demised property herein may be subject to a special assessment levied by the City of Fremont as part of an Improvement District. As a part of said special assessment proceedings (if any), additional bonds were or may be sold and assessments were or may be levied to provide for construction contingencies and reserve funds. Interest shall be earned on such funds created for contingencies and on reserve funds which will be credited for the benefit of said assessment district. To the extent surpluses are created in said district through unused contingency funds, interest earnings or reserve funds, such surpluses shall be deemed the property of Landlord. Notwithstanding that such surpluses may be credited on assessments otherwise due against the Leased Premises, Tenant shall pay to Landlord, as additional rent if, and at the time of any such credit of surpluses, an amount equal to all such surpluses so credited. For example: if (i) the property is subject to an annual assessment of $1,000.00, and (ii) a surplus of $200.00 is credited towards the current year's assessment which reduces the assessment amount shown on the property tax bill from $1,000.00 to $800.00, Tenant shall, upon receipt of notice from Landlord, pay to Landlord said $200.00 credit as Additional Rent.

46. ASSIGNMENT AND SUBLETTING (CONTINUED):

         A. Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or any other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and
(i) Subtenant or (ii) Assignee, in form and substance satisfactory to Landlord's counsel, by Tenant and/or the Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property.

         B. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

                  "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

                  The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (e) Subtenant's agreement to the general waiver and release of Claims above.

                     Initials:                   Initials:
                               ----------                  ----------
                               Subtenant                   Tenant

47. BANKRUPTCY AND DEFAULT: Paragraph 19 is modified to provide that with respect to non-monetary defaults not involving Tenant's failure to pay Basic Rent or Additional Rent, Tenant shall not be in default of any non-monetary obligation if (i) more than thirty (30) days is required to cure such non-monetary default, and (ii) Tenant commences cure of such default as soon as reasonably practicable after receiving written notice of such default from Landlord and thereafter continuously and with due diligence prosecutes such cure to completion.

48. ABANDONMENT: Paragraph 20 is modified to provide that Tenant shall not be in default under the Lease if it leaves all or any part of Premises vacant so long as (i) Tenant is performing all of its other obligations under the Lease including the obligation to pay Basic Rent and Additional Rent (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially and adversely affect the validity or coverage of any policy of insurance carried by Landlord with respect to the Premises, and (iv) the utilities and heating and ventilation system are operated and maintained to the extent necessary to prevent damage to the Premises or its systems.

49. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the common areas of the Parcel, which includes the entire parcel of land on which the Premises are located as shown in Green on EXHIBIT A attached hereto (hereinafter collectively referred to as the "Property"):

         A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

         B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion, prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense, and shall not result in any contamination of the Property or the environment. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

         C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

         D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Notwithstanding the above, Landlord may, at its option and in its sole and absolute discretion, choose to perform remediation and obtain reimbursement for cleanup costs as set forth herein from Tenant. Any cleanup costs incurred by Landlord as the result of Tenant's Hazardous Materials Activities shall be reimbursed by Tenant within thirty (30) days of presentation of written documentation of the expense to Tenant by Landlord. Such reimbursable costs shall include, but not be limited to, any reasonable consultant and attorney fees incurred by Landlord. Tenant shall take all actions necessary to preserve any claims it has against third parties, including, but not limited to, its insurers, for claims related to its operation, management of Hazardous Materials or contamination of the Property. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

         E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 49 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

As evidenced by their initials set forth immediately below, Tenant acknowledges that Landlord has provided Tenant with copies of the environmental reports listed on EXHIBIT C ("Reports"), and Tenant acknowledges that Tenant and Tenant's experts (if any) have had ample opportunity to review such reports and that Tenant has satisfied itself as to the environmental conditions of the Property and the suitability of such conditions for Tenant's intended use of the Property. To the best of Landlord's knowledge as of the date of this Lease, except as noted in said Reports, no additional on site Hazardous

Materials contamination exist on the Property; however, Landlord shall have no obligation to further investigate.

                  Initial: [ILLEGIBLE]          Initial:
                           -----------                   -----------
                           Tenant                        Landlord

It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant' s responsibilities under this Paragraph 49.

50. CONSENT: Whenever the consent of one party to the other is required hereunder, such consent shall not be unreasonably withheld.

51. AUTHORITY TO EXECUTE. The parties executing this Lease Agreement hereby warrant and represent that they are properly authorized to execute this Lease Agreement and bind the parties on behalf of whom they execute this Lease Agreement and to all of the terms, covenants and conditions of this Lease Agreement as they relate to the respective parties hereto.

52. ADDRESS FOR LEASED PREMISES: It is understood that (i) the current address for the building in which the Premises are located is 6607 Dumbarton Circle, Suite 200, Fremont, California, and that (ii) the address for the Premises may be changed by the City of Fremont (the "City") upon issuance of a building permit for the Interior Improvements as defined herein. In the event the address assigned to the Premises is changed by the City, said Lease shall thereafter be amended to reflect the assigned address for the Premises leased hereunder.

53. ASSOCIATION DUES: The Premises leased hereunder is part of the Ardenwood Property Owner's Association (the "Association"), and is subject to Association Dues to fund the cost of the Association's obligations and expenses as authorized under said Agreement. As of the date of this Lease, Tenant's current pro rata share of the Association Dues is currently estimated at $28.77 per month and is subject to adjustment as provided for by said Association. Said Association Dues are payable by Tenant to Landlord as Additional Rent on a monthly basis throughout the Term of this Lease. Tenant understands that it will not be a direct member of the Association

January 28, 2000

CIPHERGEN BIOSYSTEMS, INC.
490 San Antonio Road
Palo Alto, CA 94306

Attention:    James H. Stanford

RE: CONSTRUCTION AGREEMENT RELATED TO LEASE AGREEMENT DATED JANUARY 28, 2000, BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS, INC., A CALIFORNIA CORPORATION, AS TENANT, FOR APPROXIMATELY 30,232 SQUARE FEET OF THAT CERTAIN 60,720 SQUARE FOOT BUILDING LOCATED AT 6607 DUMBARTON CIRCLE, SUITE 200 IN FREMONT, CALIFORNIA.

Gentlemen:

This Letter will confirm our agreement relative to the shell of the building and interior improvements related thereto to be constructed by Landlord on the property leased under the lease referenced above, hereinafter referred to as the "Lease", and shall be considered a part of the Lease.

1. CONSTRUCTION AND COST OF IMPROVEMENTS: The improvements to be constructed as part of the Premises in connection with this Lease Agreement shall be constructed, completed, and paid for in the following manner:

A. PLANS AND SPECIFICATIONS:

         1. SHELL: Tenant shall furnish to Landlord complete detailed plans and specifications for all plumbing, electrical, heating and air conditioning that affect the construction of the "shell" of the building, as well as any other items that are required to construct the shell without modification being required at a later time, not later than February 14, 2000.

         2. INTERIOR: Tenant shall furnish to Landlord complete and detailed plans and specifications for all interior improvements Tenant desires constructed in the building shell being constructed by Landlord not later than February 14, 2000. Such interior plans shall be in sufficient detail for the interior improvements to be accurately constructed. All of the plans and specifications, when approved by Landlord and furnished to Landlord on the dates provided for herein, shall be "EXHIBIT B" to the Lease.

         If the above plans and specifications for any items affecting the shell of the building and/or interior plans and specifications are not received by Landlord for Landlord's approval (which approval shall not be unreasonable withheld) by the dates specified above, then it is agreed that, notwithstanding anything to the contrary in the Lease, this Lease, and Tenant's obligation to pay Rent and to perform all other terms, covenants and conditions of the Lease shall commence on April 1, 2000 regardless of whether or not the building and interior improvements are completed on April 1, 2000, and Landlord shall complete construction of the building and interior improvements as soon as reasonably possible thereafter.

B. LANDLORD'S RIGHT TO TERMINATE: It is understood that the Premises to be leased by Tenant are to be constructed by Landlord, and that Landlord is required to obtain the necessary building permits before construction of said Premises can commence. Therefore, it is agreed that in the event Landlord cannot obtain all the necessary building and governmental permits for said Premises within 90 days from the date this executed Lease is received by Landlord, that Landlord can terminate this Lease Agreement without any liability to Tenant, of any type whatsoever, and that this Lease Agreement will be null and void as of the date of said cancellation. Landlord agrees to use its best efforts to obtain the required permits within the aforementioned 90-day period.

C. CONSTRUCTION OF IMPROVEMENTS BY LANDLORD:

         1. The site, shell, and interior shall be constructed in accordance with Exhibit A and EXHIBIT B of the Lease; it being agreed, however, that if the Building does not conform exactly to the plans and specifications as set forth in the Lease, and the general appearance, structural integrity, and Tenant's use and occupancy of the Premises and/or building and interior improvements relating thereto are not materially or unreasonably affected by such deviation, it is agreed that the commencement date of the Lease, and Tenant's obligation to pay Rent shall not be affected, and Tenant hereby agrees, in such event, to accept the Premises and/or building and interior improvements as constructed by Landlord.

         2. Landlord shall have a reasonable time period, not to exceed sixty
(60) days (acts of God and delays beyond Landlord's control excepted), after completion by Landlord of Tenant's improvements set forth herein and the commencement date of the Lease to complete the landscaping and "punch list" items pertaining to Landlord's work with respect to Tenant's newly constructed building and/or interior improvements relating thereto without the commencement date of the Lease and Tenant's obligation to pay Rent thereunder being affected.

D. IMPROVEMENTS TO BE FURNISHED BY LANDLORD:

         1. Landlord agrees to furnish the shell of the building, including the paving and parking areas, striping, curbs, and gutters as shown on EXHIBIT A of the Lease, the main plumbing line into the building and landscaping and irrigation system for the building.

         2. In addition, Landlord agrees to furnish Tenant with an interior allowance of SEVEN HUNDRED FIFTY FIVE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($755,800.00) ("Improvement Allowance"), which allowance shall be considered Landlord's total monetary contribution with respect to Tenant's interior improvements to the building, which allowance shall be used for interior improvements including, but not limited to, elevators, elevator pits and guide rails (if any), stairwells (if any), the fire sprinkler system, loading docks, drop ceilings, interior plumbing, heating and air conditioning system ("HVAC"), electrical system, parking lot lighting, carpeting, vinyl floor covering, painting, interior walls and movable floor to ceiling partitioning, normal contractor's fees and interest due during the period of construction on the funds advanced for installation of improvements under the improvement allowance, Builders Risk Insurance premium and any school, City, County or governmental fees including fees for connection to utilities, etc. Notwithstanding anything to the contrary herein, in no event shall any of Landlord Improvement Allowance be used for any lab equipment, cabinets or special plumbing and/or electrical and/or HVAC requirements for any labs and/or clean rooms, if any (collectively hereinafter referred to as "Other Improvements")

         3. Tenant hereby specifically agrees that the interior improvements to be constructed in the Premises leased hereunder shall be spread proportionately even within the building.

E. LIABILITY FOR INTERIOR EXPENSE ABOVE LANDLORD'S ALLOWANCE:

         1. In the event that the total cost of the interior improvements constructed in the Premises exceeds Landlord's agreed-upon interior improvement allowance of $755,800.00, Landlord's total liability shall be limited to $755,800.00, which Landlord shall pay by paying the general contractor doing the interior improvements a pro rata share of the total cost of the contract as invoiced by the general contractor as work progresses. (For example: If the total contract from the general contractor for such improvements is $1,000,000.00 and Landlord agreed to contribute $755,800.00 toward the improvements, then Landlord would pay seventy five and fifty eight hundredths percent (75.58%) of each payment so invoiced and Tenant would pay the remaining twenty percent (24.42%) of each payment so invoiced with the exception that Landlord, at its option, may retain a pro rata share of the final ten percent (10%) of the interior contract until 62 days after recordation of a Notice of Completion on the Premises.

         2. It is further agreed that Tenant shall be responsible for and pay one hundred percent (100%) of the costs in connection with (a) Tenant's Other Improvements and (b) any and all interior improvements in excess of those that are paid for with Landlord's allowance for Tenant's improvements as set forth in Paragraph 1.C. 1 above and in addition, Tenant shall be responsible for and pay any additional construction costs and expenses related to the site or shell occasioned by changes or modifications by Tenant in the plans attached as Exhibits A and B to the Lease. Landlord shall be reimbursed by Tenant for the full cost of such improvements made by Landlord in excess of said $755,800.00 allowance upon demand of Landlord. (Tenant shall enter into a direct contract with the general contractor constructing the interior improvements if Landlord so directs.)

2. CHANGES, MODIFICATIONS, OR ADDITIONS TO THE PLANS, SPECIFICATIONS AND/OR PREMISES.

LIABILITY FOR ADDITIONAL COSTS:

         A. All construction work relating to the Premises other than that to be performed by Landlord as set forth herein shall be performed by Landlord at Tenant's sole cost and expense, and in accordance with any plans and specifications first submitted and approved in writing by Landlord.

         B. Notwithstanding anything to the contrary, it is agreed that in the event Tenant, with Landlord's written consent (which consent shall not be unreasonably withheld), makes changes, additions, or modifications to the plans and specifications and/or Premises to be constructed by Landlord as set forth herein, or improvements are installed for Tenant in excess of those to be provided Tenant by Landlord as set forth herein, any increased cost(s) resulting from said changes, additions, and/or modifications and/or improvements in excess of those to be provided Tenant as set forth in Paragraph 1.A. shall be contracted for with Landlord or the general contractor (as Landlord shall so designate) and paid for one hundred percent (100%) by Tenant.

3. TENANT DELAYS

         In the event that the completion of Tenant's interior improvements and/or the completion of the building and Landlord's delivery of possession of the Premises to Tenant is delayed as a result of said changes, additions, and/or modifications made by Tenant, or because improvements installed by Tenant or Tenant's subcontractors (with Landlord's consent, which consent shall not be unreasonably withheld) hinder Landlord from timely completing any improvements to be installed by Landlord, or if Tenant installs, or requests to have installed, any special or nonstandard improvements, or if Tenant's plans and specifications include any special materials, finishes or installations which are not readily available, and which delay completion of the improvements due to a longer time span for delivery or installation of said nonstandard improvement or any other reason, including Tenant's failure to timely deliver the Construction Plans and Specifications as provided in above Paragraph 1.A, the commencement date of the Lease, and Tenant's obligation to pay Rent and perform all other terms, covenants and conditions of the Lease shall commence on April 1, 2000, in which event Landlord shall complete construction of the building as soon as reasonably possible thereafter.

Please execute this agreement in the space provided below, indicating your agreement with the above, and return all copies. A fully executed copy will be returned to you for your records after execution by the Landlord.

Respectfully yours,

JOHN ARRILLAGA SURVIVOR'S TRUST


By
   -------------------------------------------
         John Arrillaga, Trustee

Date:
   -------------------------------------------

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

RICHARD T. PEERY SEPARATE
PROPERTY TRUST

By /s/ Richard T. Peery
   -------------------------------------------
         Richard T. Peery, Trustee

Date: 2/8/00
     -----------------------------------------



AGREED:

CIPHERGEN BIOSYSTEMS, INC.
a California corporation

By   /s/ James H. Stanford
   -------------------------------------------
       James H. Stanford, Vice President and
       Chief Financial Officer

Date:    February 3, 2000
     -----------------------------------------

                                [Image Site Plan]

EXHIBIT A TO LEASE AGREEMENT DATED JANUARY 28, 2000 BY BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS, INC., AS TENANT.

         EXHIBIT C TO LEASE AGREEMENT DATED JANUARY 28, 2000 BETWEEN THE
            JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY
         SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS,
                                INC., AS TENANT.


                           HAZARDOUS MATERIALS REPORTS
                               PROVIDED TO TENANT

1) Preliminary Environmental Assessment and Soil Testing for Ardenwood Corporate Commons: prepared for Bedford Properties on August 10, 1988 by Kaldveer Associates;

2) Preliminary Environmental Assessment and Soil Testing for Ardenwood Corporate Commons Lots 1 through 27: prepared for Bedford Properties on June 13, 1989 by Kaldveer Associates;

3) Phase I Site Assessment for Ardenwood Corporate Commons: prepared for Bedford Properties in July 1991 by Mittelhauser Corporation.

                                [Image Site Plan]



EXHIBIT A TO LEASE AGREEMENT DATED JANUARY 28, 2000 BY BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS, INC., AS TENANT.

                                    FLOORPLAN

                                    FLOORPLAN

January 28, 2000

CIPHERGEN BIOSYSTEMS, INC.
490 San Antonio Road
Palo Alto, CA 94306

Attention:    James H. Stanford

RE: CONSTRUCTION AGREEMENT RELATED TO LEASE AGREEMENT DATED JANUARY 28, 2000, BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS, INC., A CALIFORNIA CORPORATION, AS TENANT, FOR APPROXIMATELY 30,232 SQUARE FEET OF THAT CERTAIN 60,720 SQUARE FOOT BUILDING LOCATED AT 6607 DUMBARTON CIRCLE, SUITE 200 IN FREMONT, CALIFORNIA.

Gentlemen:

This Letter will confirm our agreement relative to the shell of the building and interior improvements related thereto to be constructed by Landlord on the property leased under the lease referenced above, hereinafter referred to as the "Lease", and shall be considered a part of the Lease.

1. CONSTRUCTION AND COST OF IMPROVEMENTS: The improvements to be constructed as part of the Premises in connection with this Lease Agreement shall be constructed, completed, and paid for in the following manner:

A.   PLANS AND SPECIFICATIONS:

         1. SHELL: Tenant shall furnish to Landlord complete detailed plans and specifications for all plumbing, electrical, heating and air conditioning that affect the construction of the "shell" of the building, as well as any other items that are required to construct the shell without modification being required at a later time, not later than February 14, 2000.

         2. INTERIOR: Tenant shall furnish to Landlord complete and detailed plans and specifications for all interior improvements Tenant desires constructed in the building shell being constructed by Landlord not later than February 14, 2000. Such interior plans shall be in sufficient detail for the interior improvements to be accurately constructed. All of the plans and specifications, when approved by Landlord and furnished to Landlord on the dates provided for herein, shall be "EXHIBIT B" to the Lease.

         If the above plans and specifications for any items affecting the shell of the building and/or interior plans and specifications are not received by Landlord for Landlord's approval (which approval shall not be unreasonable withheld) by the dates specified above, then it is agreed that, notwithstanding anything to the contrary in the Lease, this Lease, and Tenant's obligation to pay Rent and to perform all other terms, covenants and conditions of the Lease shall commence on April 1, 2000 regardless of whether or not the building and interior improvements are completed on April 1, 2000, and Landlord shall complete construction of the building and interior improvements as soon as reasonably possible thereafter.

B. LANDLORD'S RIGHT TO TERMINATE: It is understood that the Premises to be leased by Tenant are to be constructed by Landlord, and that Landlord is required to obtain the necessary building permits before construction of said Premises can commence. Therefore, it is agreed that in the event Landlord cannot obtain all the necessary building and governmental permits for said Premises within 90 days from the date this executed Lease is received by Landlord, that Landlord can terminate this Lease Agreement without any liability to Tenant, of any type whatsoever, and that this Lease Agreement will be null and void as of the date of said cancellation. Landlord agrees to use its best efforts to obtain the required permits within the aforementioned 90-day period.

C.   CONSTRUCTION OF IMPROVEMENTS BY LANDLORD:

         1. The site, shell, and interior shall be constructed in accordance with EXHIBIT A and EXHIBIT B of the Lease; it being agreed, however, that if the Building does not conform exactly to the plans and specifications as set forth in the Lease, and the general appearance, structural integrity, and Tenant's use and occupancy of the Premises and/or building and interior improvements relating thereto are not materially or unreasonably affected by such deviation, it is agreed that the commencement date of the Lease, and Tenant's obligation to pay Rent shall not be affected, and Tenant hereby agrees, in such event, to accept the Premises and/or building and interior improvements as constructed by Landlord.

         2. Landlord shall have a reasonable time period, not to exceed sixty
(60) days (acts of God and delays beyond Landlord's control excepted), after completion by Landlord of Tenant's improvements set forth herein and the commencement date of the Lease to complete the landscaping and "punch list" items pertaining to Landlord's work with respect to Tenant's newly constructed building and/or interior improvements relating thereto without the commencement date of the Lease and Tenant's obligation to pay Rent thereunder being affected.

D. IMPROVEMENTS TO BE FURNISHED BY LANDLORD:

         1. Landlord agrees to furnish the shell of the building, including the paving and parking areas, striping, curbs, and gutters as shown on EXHIBIT A of the Lease, the main plumbing line into the building and landscaping and irrigation system for the building.

         2. In addition, Landlord agrees to furnish Tenant with an interior allowance of SEVEN HUNDRED FIFTY FIVE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($755,800.00) ("Improvement Allowance"), which allowance shall be considered Landlord's total monetary contribution with respect to Tenant's interior improvements to the building, which allowance shall be used for interior improvements including, but not limited to, elevators, elevator pits and guide rails (if any), stairwells (if any), the fire sprinkler system, loading docks, drop ceilings, interior plumbing, heating and air conditioning system ("HVAC"), electrical system, parking lot lighting, carpeting, vinyl floor covering, painting, interior walls and movable floor to ceiling partitioning, normal contractor's fees and interest due during the period of construction on the funds advanced for installation of improvements under the improvement allowance, Builders Risk Insurance premium and any school, City, County or governmental fees including fees for connection to utilities, etc. Notwithstanding anything to the contrary herein, in no event shall any of Landlord Improvement Allowance be used for any lab equipment, cabinets or special plumbing and/or electrical and/or HVAC requirements for any labs and/or clean rooms, if any (collectively hereinafter referred to as "Other Improvements")

         3. Tenant hereby specifically agrees that the interior improvements to be constructed in the Premises leased hereunder shall be spread proportionately even within the building.

E.   LIABILITY FOR INTERIOR EXPENSE ABOVE LANDLORD'S ALLOWANCE:

         1. In the event that the total cost of the interior improvements constructed in the Premises exceeds Landlord's agreed-upon interior improvement allowance of $755,800.00, Landlord's total liability shall be limited to $755,800.00, which Landlord shall pay by paying the general contractor doing the interior improvements a pro rata share of the total cost of the contract as invoiced by the general contractor as work progresses. (For example: If the total contract from the general contractor for such improvements is $1,000,000.00 and Landlord agreed to contribute $755,800.00 toward the improvements, then Landlord would pay seventy five and fifty eight hundredths percent (75.58%) of each payment so invoiced and Tenant would pay the remaining twenty percent (24.42%) of each payment so invoiced with the exception that Landlord, at its option, may retain a pro rata share of the final ten percent (10%) of the interior contract until 62 days after recordation of a Notice of Completion on the Premises.

         2. It is further agreed that Tenant shall be responsible for and pay one hundred percent (100%) of the costs in connection with (a) Tenant's Other Improvements and (b) any and all interior improvements in excess of those that are paid for with Landlord's allowance for Tenant's improvements as set forth in Paragraph 1.C.1 above and in addition, Tenant shall be responsible for and pay any additional construction costs and expenses related to the site or shell occasioned by changes or modifications by Tenant in the plans attached as Exhibits A and B to the Lease. Landlord shall be reimbursed by Tenant for the full cost of such improvements made by Landlord in excess of said $755,800.00 allowance upon demand of Landlord. (Tenant shall enter into a direct contract with the general contractor constructing the interior improvements if Landlord so directs.)

2. CHANGES, MODIFICATIONS, OR ADDITIONS TO THE PLANS, SPECIFICATIONS AND/OR PREMISES.

LIABILITY FOR ADDITIONAL COSTS:

         A. All construction work relating to the Premises other than that to be performed by Landlord as set forth herein shall be performed by Landlord at Tenant's sole cost and expense, and in accordance with any plans and specifications first submitted and approved in writing by Landlord.

         B. Notwithstanding anything to the contrary, it is agreed that in the event Tenant, with Landlord's written consent (which consent shall not be unreasonably withheld), makes changes, additions, or modifications to the plans and specifications and/or Premises to be constructed by Landlord as set forth herein, or improvements are installed for Tenant in excess of those to be provided Tenant by Landlord as set forth herein, any increased cost(s) resulting from said changes, additions, and/or modifications and/or improvements in excess of those to be provided Tenant as set forth in Paragraph 1.A. shall be contracted for with Landlord or the general contractor (as Landlord shall so designate) and paid for one hundred percent (100%) by Tenant.

3.   TENANT DELAYS

         In the event that the completion of Tenant's interior improvements and/or the completion of the building and Landlord's delivery of possession of the Premises to Tenant is delayed as a result of said changes, additions, and/or modifications made by Tenant, or because improvements installed by Tenant or Tenant's subcontractors (with Landlord's consent, which consent shall not be unreasonably withheld) hinder Landlord from timely completing any improvements to be installed by Landlord, or if Tenant installs, or requests to have installed, any special or nonstandard improvements, or if Tenant's plans and specifications include any special materials, finishes or installations which are not readily available, and which delay completion of the improvements due to a longer time span for delivery or installation of said nonstandard improvement or any other reason, including Tenant's failure to timely deliver the Construction Plans and Specifications as provided in above Paragraph 1.A, the commencement date of the Lease, and Tenant's obligation to pay Rent and perform all other terms, covenants and conditions of the Lease shall commence on April 1, 2000, in which event Landlord shall complete construction of the building as soon as reasonably possible thereafter.

Please execute this agreement in the space provided below, indicating your agreement with the above, and return all copies. A fully executed copy will be returned to you for your records after execution by the Landlord.

Respectfully yours,

JOHN ARRILLAGA SURVIVOR'S TRUST

By    /s/ John Arrillaga
   ---------------------------------------
          John Arrillaga, Trustee

Date:         2/8/00
     -------------------------------------

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

RICHARD T. PEERY SEPARATE
PROPERTY TRUST

By    /s/ Richard T. Peery
   ---------------------------------------
           Richard T. Peery, Trustee

Date:         2/8/00
     -------------------------------------


AGREED:

CIPHERGEN BIOSYSTEMS, INC.
a California corporation

By    /s/ James H. Stanford
   ---------------------------------------
     James H. Stanford, Vice President and
     Chief Financial Officer

Date:    February 3, 2000
     -------------------------------------

                                    EXHIBIT A

                                    SITE PLAN

                                     (IMAGE)

                           AMENDMENT NO. 1
                               TO LEASE


     THIS AMENDMENT NO. 1 is made and entered into this 8th day of August, 2000, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and CIPHERGEN BIOSYSTEMS, INC., A DELAWARE CORPORATION, as TENANT.

                              RECITALS


     A. WHEREAS, by Lease Agreement dated January 28, 2000 Landlord leased to Tenant approximately 30,232 PLUS OR MINUS square feet of that certain 60,720 PLUS OR MINUS square foot building located at 6607 Dumbarton Circle, Suite 200, Fremont, California, the details of which are more particularly set forth in said January 28, 2000 Lease Agreement, and

     B. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) changing the street address for the Leased Premises, (ii) acknowledging the change in Tenant's state of incorporation from "California" to "Delaware", (iii) changing the Lease Commencement Date from April 1, 2000 to July 10, 2000 and the Lease Termination Date from March 31, 2008 to July 31, 2008, (iv) increasing the square footage of the Leased Premises by 30,488 square feet effective October 1, 2000, (v) amending the Basic Rent schedule and Aggregate Rent accordingly, (vi) increasing the Security Deposit required under the Lease, (vii) deleting Lease Paragraph 44 ("Parking"), (viii) replacing Lease Paragraphs 7 ("Tenant Maintenance"), 42 ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Parcel and Building in Which the Premises are Located"), 43 ("Utilities of the Building in Which the Premises are Located") and (ix) amending Lease Paragraph 16 ("Assignment and Subletting") as hereinafter set forth.


                            AGREEMENT


     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1. ADDRESS: It is acknowledged and agreed between the parties hereto that the address for Premises Leased under the aforementioned Lease shall be changed from 6607 Dumbarton Circle, Suite 200, Fremont, California to 6611 Dumbarton Circle, Fremont, California. Hereinafter, any reference to the Leased Premises shall reflect the 6611 Dumbarton Circle address.

     2. STATE OF INCORPORATION CHANGE: Notwithstanding anything to the contrary contained in said Lease Agreement, it is agreed that Ciphergen Biosystems, Inc., a California corporation has changed its state of incorporation to Delaware and that Ciphergen Biosystems, Inc., a Delaware corporation, has succeeded to all of the rights, property, and liabilities of Ciphergen Biosystems, Inc., a California corporation, effective on the date of reincorporation. It is further agreed that upon the happening of such reincorporation and complete liquidation that Ciphergen Biosystems, Inc., a California corporation shall no longer exist and that Ciphergen Biosystems, Inc., a Delaware corporation will be responsible for the full performance of all terms, covenants, and conditions of said Lease Agreement through the effective termination date of said Lease. Ciphergen Biosystems, Inc., a Delaware corporation, specifically agrees to assume all liabilities and obligations of Ciphergen Biosystems, Inc., a California corporation, under the Lease as Tenant from January 28, 2000, the date of the Lease Agreement.

It is further understood that 100 percent of the liabilities and assets, including the security deposit of the Tenant under the Lease Agreement of Ciphergen Biosystems, Inc., a California corporation, are being transferred to Ciphergen Biosystems, Inc., a Delaware corporation, and upon the reincorporation, Ciphergen Biosystems, Inc., a California corporation, will no longer exist and be replaced by Ciphergen Biosystems, Inc., a Delaware corporation. In the event there is not a complete transfer of 100 percent of the assets and liabilities of Ciphergen Biosystems, Inc., a California corporation, to Ciphergen Biosystems, Inc., a Delaware corporation, and/or Ciphergen Biosystems, Inc., a California corporation continues to exist as a California corporation, it is agreed that both Ciphergen Biosystems, Inc., a California corporation

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                                                                Ardenwood III-F

and Ciphergen Biosystems, Inc., a Delaware corporation will be jointly and severally liable for all the terms and conditions of the aforementioned lease.

     3. LEASE COMMENCEMENT DATE: It is agreed between the parties hereto that said Lease shall commence effective July 10, 2000 and terminate eight years twenty two days later on July 31, 2008.

     4. INCREASED PREMISES: Subject to Paragraph 4 below, effective October 1, 2000, the size of the Leased Premises will be increased by 30,488 PLUS OR MINUS square feet, or from 30,232 PLUS OR MINUS square feet to 60,720 PLUS OR MINUS square feet of space (one hundred percent of the building). Total said Premises are more particularly shown within the area outlined in Red on EXHIBIT A. The entire parcel, of which the Leased Premises is a part, is shown within the area outlined in Green on EXHIBIT A. The additional 30,488 PLUS OR MINUS square feet of space is leased on an "as-is" basis, in its present condition and configuration, as set forth in Blue on EXHIBIT B attached hereto, with the entire interior leased Premises shown in Red on Exhibit B.

     5. AMENDMENT SUBJECT TO LANDLORD'S OBTAINING TERMINATION AGREEMENT WITH CURRENT TENANT FOR CURRENT TENANT'S SPACE: This Amendment is subject to Landlord obtaining from Wine.com, Inc. ("Wine.com"), the current tenant occupying the Premises leased hereunder, a Termination Agreement satisfactory to Landlord on or before September 30, 2000. In the event Landlord is unable to obtain said satisfactory Agreement on or before September 30, 2000, and/or in the event Wine.com fails to timely vacate the Premises and surrender same to Landlord free and clear of its occupancy, this Amendment shall, at Landlord's option: a) be rescinded, or b) the Commencement Date of the Increased Premises hereof shall be modified to reflect the date Landlord so obtains said satisfactory Termination Agreement and receives possession of the Increased Premises free and clear of Wine.com's occupancy; provided, however, that said period of delay caused by Wine.com shall not extend beyond November 30, 2000. In the event Landlord cannot deliver said Increased Premises by December 1, 2000, this Amendment No. 1 shall be automatically rescinded.

     6. BASIC RENT SCHEDULE: Due to the change in the Lease Commencement Date and the Increased Premises, the Basic Rent schedule, as shown in Paragraph 4(A) of the Lease Agreement, shall be amended as follows:

     On July 10, 2000, the sum of FIFTY THREE THOUSAND SIX HUNDRED THIRTY SEVEN AND 42/100 DOLLARS ($53,637.42) shall be due, representing the prorated Basic Rent for the period of July 10, 2000 through July 31, 2000.

     On August 1, 2000, the sum of SEVENTY FIVE THOUSAND FIVE HUNDRED EIGHTY AND NO/100 DOLLARS ($75,580.00) shall be due, and like a sum due on the first day of each month thereafter, through and including September 1, 2000.

     On October 1, 2000, the sum of TWO HUNDRED TWELVE THOUSAND SEVEN HUNDRED SEVENTY SIX AND NO/100 DOLLARS ($212,776.00) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2001.

     On August 1, 2001, the sum of TWO HUNDRED FIFTEEN THOUSAND SEVEN HUNDRED NINETY NINE AND 20/100 DOLLARS ($215,799.20) shall be due, and a like sum on the first day of each month thereafter, through and including September 1, 2001.

     On October 1, 2001, the sum of TWO HUNDRED TWENTY ONE THOUSAND EIGHT HUNDRED NINETY SIX AND 80/100 DOLLARS ($221,896.80) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2002.

     On August 1, 2002, the sum of TWO HUNDRED TWENTY FOUR THOUSAND NINE HUNDRED TWENTY AND NO/100 DOLLARS ($224,920.00) shall be due, and a like sum on the first day of each month thereafter, through and including September 1, 2002.

     On October 1, 2002, the sum of TWO HUNDRED THIRTY ONE THOUSAND SEVENTEEN AND 60/100 DOLLARS ($231,017.60) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2003.

     On August 1, 2003, the sum of TWO HUNDRED THIRTY FOUR THOUSAND FORTY AND 80/100 DOLLARS ($234,040.80) shall be due, and a like sum on the first day of each month thereafter, through and including September 1, 2003.

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                                                                Ardenwood III-F

     On October 1, 2003, the sum of TWO HUNDRED FORTY THOUSAND ONE HUNDRED THIRTY EIGHT AND 40/100 DOLLARS ($240,138.40) shall be due, and a like sum due on the first day of each month, through and including July 1, 2004.

     ON August 1, 2004, the sum of TWO HUNDRED FORTY THREE THOUSAND ONE HUNDRED SIXTY ONE AND 60/100 DOLLARS ($243,161.60) shall be due, and a like sum due on the first day of each month, through and including September 1, 2004.

     On October 1, 2004, the sum of TWO HUNDRED FORTY NINE THOUSAND TWO HUNDRED FIFTY NINE AND 20/100 DOLLARS ($249,259.20) shall be due, and a like sum due on the first day of each month, through and including July 1, 2005.

     On August 1, 2005, the sum of TWO HUNDRED FIFTY TWO THOUSAND TWO HUNDRED EIGHTY TWO AND 40/100 DOLLARS ($252,282.40) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 2005.

     On October 1, 2005, the sum of TWO HUNDRED FIFTY EIGHT THOUSAND THREE HUNDRED EIGHTY AND NO/100 DOLLARS ($258,380.00) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2006.

     On August 1, 2006, the sum of TWO HUNDRED SIXTY ONE THOUSAND FOUR HUNDRED THREE AND 20/100 DOLLARS ($261,403.20) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 2006.

     On October 1, 2006, the sum of TWO HUNDRED SIXTY SEVEN THOUSAND FIVE HUNDRED THREE AND 80/100 DOLLARS ($267,500.80) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2007.

     On August 1, 2007, the sum of TWO HUNDRED SEVENTY THOUSAND FIVE HUNDRED TWENTY FOUR AND NO/100 DOLLARS ($270,524.00) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 2007.

     On October 1, 2007, the sum of TWO HUNDRED SEVENTY SIX THOUSAND SIX HUNDRED TWENTY ONE AND 60/100 DOLLARS ($276,621.60) shall be due, and a like sum due on the first day of each month thereafter, through and including July 1, 2008.

     The Aggregate Rental shall be increased by $14,913,488.62, or from $8,271,475.20 to $23,184,963.82.

     7. SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by $359,758.40, or from $193,484.80 to $553,243.20, payable upon Tenant's execution of this Amendment No. 1.

     8. PARKING: Subject to Paragraph 4 above, effective October 1, 2000, Tenant shall lease 100% of the Building from Landlord, and shall be entitled to one hundred percent (100%) of the parking appurtenant to the Leased Premises as shown on EXHIBIT A. Effective October 1, 2000, Lease Paragraph 44 ("PARKING") shall be deleted in its entirety.

     9. TENANT MAINTENANCE: Subject to Paragraph 4 above, effective October 1, 2000, Lease Paragraph 7 ("Tenant Maintenance") shall be deleted in its entirety and replaced with the following:

          "7. TENANT MAINTENANCE. Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), hearing and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the building, store fronts, roofs,

                                                                Ardenwood III-F

     downspouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever, and all exterior improvements including but not limited to landscaping, sidewalks, driveways, parking lots including striping and sealing, sprinkler systems, lighting, ponds, fountains, waterways, and drains. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of
     Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.
     In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the Lease Premises by square footage or other equitable basis as calculated and determined by Landlord."

     10. EXPENSES OF OPERATION, MANAGEMENT AND MAINTENANCE OF THE COMMON AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED: Subject to Paragraph 4 above, effective October 1, 2000, Lease Paragraph 42 ("Expenses of Operation, Management and Maintenance of the Common Areas of the Parcel and Building in Which the Premises are Located") shall be deleted in its entirety and replaced with the following:

          "42. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE DRIVEWAY, PARKING LOT AND LANDSCAPED AREAS OF THE PARCEL ON WHICH THE PREMISES ARE LOCATED: It is understood by Landlord and Tenant that the areas outlined in Orange on EXHIBIT A attached hereto are considered Common Areas; said Common Areas are limited to the drive way entrance; the fountain (if any) and landscaping included in said Common Areas. Landlord shall maintain, repair and replace as needed said improvements within the Common Areas and Tenant shall pay its pro-rata share of the total costs for all such work completed in the Common Areas; unless, however, Tenant is responsible for damage to the same which has resulted in said repairs and/or replacement, in which case Tenant shall pay one hundred percent (100%) of said costs. Landlord shall also maintain on behalf of Tenant, the non-Common Area landscape areas, asphalt paved areas
     (including the Parking Lot) and sidewalks on the Premises and Tenant shall pay one hundred percent (100%) of those costs. The cost incurred in both the Common Areas and non-Common Areas include, but are not limited to license, permit and inspection fees; utility charges associated with exterior landscaping and lighting, all charges incurred in the maintenance, repair and replacement as necessary of the:
     landscaped areas, fountains (if any), parking lots, parking lot lighting, sidewalks, driveways, maintenance, repair and replacement of all fountains (if any) and fountain related fixtures and electrical, mechanical and plumbing systems; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

     Said costs for services provided by Landlord shall be paid by Tenant as Additional Rent in accordance with Paragraph 4D of the Lease."

     11. UTILITIES: Subject to Paragraph 4 above, effective October 1, 2000, Lease Paragraph 43 ("Utilities") shall be deleted in its entirety and replaced with the following:

          "43. UTILITIES. On October 1, 2000, Tenant shall have all utilities servicing the Premises transferred into Tenant's name. Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic

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                                                               Ardenwood III-F

     communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. In the event the above charges apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such charges shall be allocated to the Leased Premises by square footage or other equitable basis as calculated and determined by Landlord.

           Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord."

     12. ASSIGNMENT AND SUBLETTING: Notwithstanding anything to the contrary in Lease Paragraph 16 ("Assignment and Subletting"), Landlord hereby acknowledges that, at any any time from October 1,2000 through September 30, 2002, Tenant may sublease all or a portion of the Increased Premises. Provided (i) Tenant is not in default of this lease and (ii) the rent due under the proposed sublease is no less than $5.25 per square foot per month (on a triple net basis), Landlord agrees that it will not exercise its right, as provided for in Paragraph 16, to recapture the proposed sublet premises and/or to terminate the Lease as a result of a request by Tenant to sublease any portion of the Increased Premises to a single subtenant for a sublease term not to extend beyond September 30, 2002 ("Permitted Sublease"). In such event, Landlord agrees to issue Landlord's standard consent to said sublease, subject to (a) Tenant submitting to Landlord a copy of said sublease (prior to said sublease commencing), (b) Landlord, Tenant and Subtenant thereafter executing Landlord's standard Consent to Sublease agreement and (c) Landlord receives payment from Tenant of Landlord's costs for processing said Sublease Consent prior to said sublease commencing. Notwithstanding anything to the contrary in Paragraph 16, prior to paying any Excess Rent to Landlord related to said Permitted Sublease, Tenant shall first be entitled to recover from such Excess Rent the amount of any reasonable leasing commissions paid by Tenant to third party brokers not affiliated with Tenant.

         EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said January 28, 2000 Lease Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.


LANDLORD:                              TENANT:

JOHN ARRILLAGA SURVIVOR'S              CIPHERGEN BIOSYSTEMS, INC.
TRUST                                  a Delaware corporation

By /s/ John Arrillaga                  By /s/ William E. Rich
   ------------------                     -------------------
  John Arrillaga, Trustee
                                       William E. Rich
                                       ----------------------
Date: 9/18/00                          Print or Type Name

RICHARD T. PEERY SEPARATE              Title: President & CEO
PROPERTY TRUST

By /s/ Richard T. Peery                Date: 9/7/00
   --------------------------
   Richard T. Peery, Trustee

Date: 9/14/00

EXHIBIT A TO AMENDMENT NO. 1 DATED AUGUST 8, 2000 BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD AND CIPHERGEN BIOSYSTEMS, INC., AS TENANT.

                                       (IMAGE)

EXHIBIT B TO AMENDMENT NO. 1 DATED AUGUST 8, 2000 BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND CIPHERGEN BIOSYSTEMS, INC., AS TENANT.

                                       (IMAGE)